UNITED STATES
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i2 Technologies, Inc.
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JDA Software Group, Inc.
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This filing consists of  a PowerPoint presentation presented by executive officers of JDA Software Group, Inc. (“JDA”) in connection with the Agreement and Plan of Merger dated August 10, 2008 by and among JDA, Iceberg Acquisition Corp. and i2 Technologies, Inc. (“Registrant”) to the employees of Registrant located in Bangalore, India.

Copyright 2008 JDA Software Group, Inc. - CONFIDENTIAL JDA - i2 i2 India Introduction September 10, 2008

Safe Harbor Statement This document and our comments today will contain forward-looking statements that involve risks, uncertainties and assumptions. All statements other than statements of historical fact are statements that could be deemed forward-looking statements. Theses risks are described from time to time in JDA's Securities and Exchange Commission reports, (including but not limited to the annual report on Form 10-K for the year ended Dec. 31, 2007, and subsequently filed reports). This document also includes certain non-GAAP measures, which JDA uses internally in budgeting and performance monitoring activities to gauge our business performance. We believe these measures provide useful information to investors in evaluating JDA's ongoing business results. We have prepared a reconciliation of each of these measures to the most directly comparable GAAP measures in our [investor release] which is posted on our website at www.jda.com.

Agenda Company Overview JDA and i2 Combination Q&A JDA Center of Excellence

<root/> Introductions Hamish Brewer, CEO Kristen Magnuson, CFO Chris Koziol, COO Tom Dziersk, SVP Americas Arnaud Decarsin, SVP EMEA Stephen McNulty, SVP Asia Pac David Johnston, SVP Supply Chain Wayne Usie, SVP Retail Brian Boylan, SVP Human Resources Mike Bridge, SVP General Council David King, PhD SVP, Development Philip Boland, SVP Services Larry Ferrere, SVP CMO & Product Mgt Chris Moore, EVP Services Salil Joshi, GVP Center of Excellence Namita Dhallan, GVP Product Management

JDA At-A-Glance A global provider of strategic Supply and Demand Management optimization solutions $378m trailing 12-month revenue (2Q08) $90.5m trailing 12-month EBITDA $88.3m cash flow from operations during trailing 12 months (2Q08) A leader in both top-tier and mid-tier markets; 20+ years experience 1,700+ associates

JDA's Mission Our mission is to be the enduring demand and supply chain partner to the world's retailers, manufacturers and suppliers. We strive for excellence in the areas essential to achieving this mission: Building great, innovative demand and supply chain solutions Providing differentiated customer service that exceeds expectations Ensuring profitable growth

JDA's Guiding Principles

JDA's Vision Optimize the Consumer-Driven Supply Chain Supply Chain Demand Chain One View of Demand Integrated Planning & Execution Optimization Improve Visibility and Productivity Streamline Logistics Respond Rapidly to Market Realities Assembly Materials Distribution Warehouse Store Consumer Shipping From Raw Materials To Consumers

JDA Customer Profile Retail, 52% Manufacturing & Distribution, 43% Services Industries, 5% 1,500+ Retailers 4,100+ Manufacturers and Wholesaler- Distributors LTM Revenues $378m

JDA Evolution 1997 - 2005 Retail Leader Through Acquisitions Retail Point Solution Leader 1985 - 1997 Entrepreneurial Retail Enterprise Merchandise Transaction & Store Systems

1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 Internal R&D 22.171 25 28.84 34.406 41.819 48.529 52.8 44.35 60.2 51.2 Acquisitions 44 0 24.961 66.274 4.185 7.355 13.574 0 213 0 Successful Assimilation of 10 Acquisitions Since 1998 Strong track record of delivering compelling return on investment And incremental value to customers ^$850m Invested

JDA Evolution 2006 - Present Supply Chain Leader Through Acquisition Synchronizing & Optimizing the Consumer-Driven Supply Chain 1997 - 2005 Retail Leader Through Acquisitions Retail Point Solution Leader 1985 - 1997 Entrepreneurial Retail Enterprise Merchandise Transaction & Store Systems

JDA's Market Positioning strategic simple complex Scope of SC Initiative tactical ERP Best of Breed or ERP with heavy modifications Best of Breed or ERP with modifications Integrated Planning & Execution JDA Original Source: Making The Right Decision Between ERP And Best-of-Breed, Supply Chain Digest Jan. 2005 SC Complexity

Assortment Space & Category Mgmt Replenishment & Allocation Workforce Management Enterprise Planning Demand Management Collaboration Master Planning Fulfillment Manufacturing Scheduling Network & Inventory Optimization Merchandise Operations Enterprise Reporting Transportation Management Pricing & Promotion JDA Integrated Planning & Execution

Sample Customers The Definition of Our Success Over 5,700 Customers Worldwide Manufacturers Wholesaler-Distributors Retailers

Blue Chip Customer Base with Long Standing Relationships JDA customers are the leading companies in many industries 83 of the top 100 global consumer goods manufacturers 17 of the top 19 Fortune 100 retail companies 9 of the top 10 hardline and softline retailers 9 of the top 10 grocery retailers 8 of the top 10 North American retailers 12 of the top 20 global retailers Sample customers:

? • • • • • • • • • • • • • • • • • • • • • • • • • • • • • • • • Over 30 Global Offices United States Canada India Japan China Singapore Malaysia Australia Mexico Chile Brazil United Kingdom Netherlands Norway France Spain Italy Americas 66% EMEA 24% Asia Pacific 10% Our global presence ensures a JDA service or installation office is always within reach Global Presence 1,700+ Associates Worldwide

Agenda JDA Company Overview JDA and i2 Combination Q&A JDA Center of Excellence

JDA + i2: Strategic Implications Creates A Market Leader for Supply Chain Accelerates Solution Innovation Expands Strategic Initiatives India Center of Excellence (CoE) Consulting Services offerings Focus on large opportunities Cultural Synergies Expanded Profitability Through Additional Economies of Scale

Our Strategy for Success: Vertical Market Leader Diverse Horizontal Business Model Deep Limited-Span ERP heritage technology Broad solutions footprint Complex implementations Overlapping solutions Optimization expertise Demand/Supply chain focused Speed-to-value implementations Limited demand chain span Point Solution implementations Limited growth options Establishes JDA As A Market Leader In Global Demand/Supply Chain Optimization Deep End-to-End Supply Chain Optimization Focus +

Retail (~4,500 Companies) Process Mfg (~17,000 Companies) Discrete Mfg (17,000 Companies) Note: Company counts reflect JDA's estimate of the approximate Tier 1 and Tier 2 addressable market Completes the Picture in Manufacturing

Accelerates Solution Innovation Many Solution Synergies and Limited Overlap Retail - JDA: Fashion, Specialty, Grocery, General & Mass Merchandise i2: Retail supply chain and assortment Transportation - JDA: Shippers i2: Shippers, 3PL, Carriers + Transportation Modeling and Procurement Manufacturing - JDA: Consumer Goods & Process Manufacturing i2: Discrete Manufacturing - Electronics, High Tech, Automotive, Industrial Cross Industry - Collaboration / Visibility Supplier Relationship Management

Accelerates Solution Innovation Creates a unique solution offering integrating all consumer- driven manufacturers with retailers Expands our transportation solutions market and offering Adds SaaS and managed service offering Ease of technical integration Common technical foundations (J2EE) Complementary capabilities JDA's low cost, fault-tolerant scalability i2's services-based business process configuration Expands our expertise 2 Centers of Excellence (CoE) Hyderabad Bangalore

Complementary Operational Fit Deep domain Supply Chain experts Customer focused businesses Focus on leading edge innovation Planning and Optimization solutions India-based Centers of Excellence Complementary business models Longstanding key associates

Anticipated Significant Increase In Scale Combined Combined Combined Maintenance Revenues (LTM) Services Revenues (LTM) Total Revenues (LTM) Software Revenues (LTM) Combined

Retail, 37% Manufacturing & Distribution, 60% Services Industries, 3% Diversifies Customer Base 1,500+ Retailers 4,500+ Manufacturers & Wholesalers-Distributors Breakdown of Pro Forma Combined LTM Revenues of $635mm

Track Record of Delivering Growth Strong software license growth since acquisition of Manugistics in 3Q06 Average of 4 Quarters pre-Manugistics acquisition, post Manugistics acquisition and latest four quarters Manugistics Acquisition Average: $12.6 Average: $16.8 Average: $18.4

Track Record of Enhancing Profitability Track Record of Enhancing Profitability Manugistics Acquisition Average: $6.6 Average: $18.0 Average: $22.6 EBITDA Average of 4 Quarters pre-Manugistics acquisition, post Manugistics acquisition and latest four quarters

Pro Forma Earnings Power Anticipated LTM EBITDA $90.5 $45.8 ($6.1) $20.1 $150.3

Pro Forma Combined LTM Operating Stats (June 30, 2008) JDA i2 Combined Total Revenues $377.8 $257.0 $634.8 Total Maintenance 183.2 88.1 271.3 Other Recurring Revenue 3.4 22.8 26.2 Total Recurring Revenue $186.6 $110.9 $297.5 Recurring/Total Revenue 49.4% 43.1% 46.9% Total EBITDA (before restructuring) $90.5 $45.8 $136.3 Near Term Gross Profit Compression ~(6.0) Cost Synergies ~20.0 Pro Forma EBITDA with Net Synergies $150.3 Cost Synergies/Pro Forma EBITDA 13.3% Total EBITDA Margin (before restructuring) 21.5% Near Term Gross Profit Compression (1.0%) Cost Synergies 3.2% Pro Forma EBITDA Margin with Net Synergies 23.9% Pro Forma Operating & Credit Statistics ($ in millions)

Pro Forma Operating & Credit Statistics Est. Pro Forma Capitalization Pro forma 6/30/08 Cash $77.3 Revolving Credit Facility ($25.0 undrawn) $ 0.0 Senior Secured Debt (TLB) 425.0 Convertible Preferred (ThomaBravo) 50.0 Common Equity 349.6 Pro Forma Credit Ratios Without Opex.(1) Synergies With Synergies Pro Forma EBITDA $130.2 $150.3 Gross Debt/EBITDA 3.3x 2.8x Net Debt/EBITDA 2.7x 2.3x EBITDA/Interest Exp 3.4x 3.9x (1) Includes ~($6.0m) in near term Gross Profit Compression dis-synergies ($ in millions)

Model to Rapidly De-Lever

Public Company Costs Legal Fees Occupancy Costs Marketing Programs Product Dev. Hdct Sales & Mktg Hdct G&A Hdct East 5.2 1.4 2.3 1.5 1.9 2.1 5.8 Significant Cost Synergies ~$20 million Cost Synergies

Summary of Financial Benefits Expands revenues by over 65% with no dilution to shareholders Accretive to first-year EPS before non-cash charges Proven ability for rapid assimilation Identified ~$20 million of near-term Net Operating Cost savings Significant deferred tax asset Incremental revenue opportunity Enhanced market presence expands competitive opportunities Larger addressable market through complementary verticals Significant cross selling and up selling opportunities across 6,000+ strong customer base A leader in Supply Chain Planning & Execution across all Manufacturing & Retail sectors

Transaction Status Regulatory Review Process HSR SEC i2 shareholder vote Anticipate that the deal will close in the fourth quarter of 2008

Durable and Unique Value Proposition Combination of i2 and JDA Creates a leading software solutions provider focused on the global supply chain Solutions that customers need in this difficult economy - optimize inventory, price, transportation and labor 130+ common customers Companies have similar values, focus, operating models and cultures +

Agenda JDA Company Overview JDA and i2 Combination Q&A JDA Center of Excellence

History of JDA CoE Started as Manugistics development center in Jan 2005 in Hyderabad leveraging our offshore development experience in Bangalore since 2003 Moved core products by ramping up expertise in supply chain planning, transportation and architecture with 100 associates. Expanded product footprint to Pricing, Revenue Management and Contract Manufacturing solutions, increasing associate strength to 200 by Q1 2006 Delivered major releases on time with high quality through 2005 and 2006 Acquired by JDA in July 2006 Continued to be integral part of the JDA business strategy releasing innovative products like IPO, Order Optimization, Adaptive Forecasting Decision to transform the development center into a "Center of Excellence" by adding consulting, support and IT services in December 2007 Executing ahead of plan with multiple customer engagements, product expansion and level 2 support responsibility with 470 associates

JDA Acquisition Experience Clear and constant communication post close Moved forward with the best processes from both organizations Objective, transparent, customer and market centric review of products and architecture Meritocracy at all levels - no 'group-ism' or power centers Open and receptive to ideas and suggestions from all quarters Continued focus on market leading, innovative solutions in the planning and optimization space Continued ownership of the product life cycle

JDA CoE at Acquisition Development Center 200 associates July 2006 Photograph in Portrait Mode

JDA CoE Today Center of Excellence 470 associates September 2008 Photograph in Landscape Mode

Copyright 2008 JDA Software Group, Inc. - CONFIDENTIAL Q&A

"Safe Harbor" Statement under the U.S. Private Securities Litigation Reform Act of 1995 This presentation contains forward-looking statements that are made in reliance upon the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. The forward-looking statements contained herein include statements about the consummation of the pending merger of JDA Software Group, Inc. ("JDA") and i2 Technologies, Inc., future financial and operating results of the combined company and benefits of the pending merger. Factors that could cause actual results to differ materially from those described herein include: (a) JDA's ability to leverage the i2 products to enable it to further expand its position in the supply chain market; (b) JDA's ability to successfully integrate and market the i2 products; (c) JDA's and i2' ability to obtain regulatory approvals; and (d) JDA's and i2' assumptions regarding the future financial and operating results of the combined company if JDA and i2 successfully complete the merger. Additional information relating to the uncertainty affecting the businesses of JDA and i2 as well as certain risk associated with the pending merger between JDA and i2 are contained in the respective filings with the SEC, including the Proxy Statement referred to below. Neither JDA nor i2 is under any obligation to (and expressly disclaims any such obligation to) update or alter its forward-looking statements, whether as a result of new information, future events or otherwise. In addition to the specific risks identified in the proceeding paragraph, mergers involve a number of special risks, including diversion of management's attention to the assimilation of the technology and personnel of acquired businesses, costs related to the merger, the integration of acquired products, technologies and employees into JDA's business and product offerings, and the risk that the merger is not consummated. Achieving the anticipated benefits of the pending merger will depend, in part, upon whether the integration of the acquired products, technology, or employees is accomplished in an efficient and effective manner, and there can be no assurance that this will occur. The difficulties of such integration may be increased by the necessity of coordinating geographically disparate organizations, the complexity of the technologies being integrated, and the necessity of integrating personnel with disparate business backgrounds and combining different corporate cultures. The inability of management to successfully integrate the business of the two companies, and any related diversion of management's attention, could have a material adverse effect on the combined company's business, operating results and financial condition.

SEC Legend In connection with the proposed transaction, i2 has agreed to file with the Securities and Exchange Commission (the "SEC") and mail to its stockholders a Proxy Statement soliciting approval for the proposed transaction. The Proxy Statement will contain important information about the proposed transaction and related matters. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT AND OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. The Proxy Statement will be mailed to the stockholders of i2. Investors and security holders may obtain free copies of this document (when it is available) and other documents filed with the SEC at the SEC's web site at www.sec.gov. In addition, investors and security holders may obtain free copies of the documents filed with the SEC by go going to i2's Investor Relations page on its corporate website at www.i2.com.

SEC Legend i2, and its respective directors and executive officers, may be deemed to be participants in the solicitation of proxies from the stockholders of i2 in connection with the transaction described herein. Information regarding the special interests of i2's directors and executive officers will be included in the Proxy Statement described above. Additional information regarding these directors and executive officers is also set forth in i2's proxy statement for its 2008 Annual Meeting of Stockholders, which was filed with the SEC on April 28, 2008 and Annual Report on Form 10-K filed with the SEC on March 17, 2008. These documents are available free of charge at the SEC's web site at www.sec.gov. i2's filings are available free of charge on i2's corporate website at www.i2.com on its investor relations page. JDA may be deemed to have participated in the solicitation of proxies from the stockholders of i2 in favor of the proposed transaction described herein. Information regarding JDA's directors and executive officers is set forth in JDA's proxy statement for its 2008 Annual Meeting of Stockholders, which was filed with the SEC on April 11, 2008 and Annual Report on Form 10-K filed with the SEC on March 14, 2008. These documents are available free of charge at the SEC's web site at www.sec.gov. JDA's filings are available free of charge on JDA's corporate website at www.jda.com on its investor relations page.